UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2003

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2003, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2003-BC6)

                                   CWABS, Inc.
             (Exact name of registrant as specified in its charter)

         DELAWARE                      333-109272              95-4596514
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
of Incorporation)                      File Number)         Identification No.)

4500 Park Granada
Calabasas, California
(Address of Principal                                             91302
Executive Offices)                                             (Zip Code)

Registrant's telephone number, including area code, is (818) 225-3237

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

            1. Pooling and Servicing Agreement, dated as of December 1, 2003 among CWABS, Inc., as company, Countryside Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York as trustee.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           CWABS, INC.


                                           By:    /s/ Michael Schloessmann
                                                  ---------------------------
                                           Name:  Michael Schloessmann
                                           Title: Vice President

Dated: January 13, 2004


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

                                  EXHIBIT INDEX

                  Item 601 (a) of         Sequentially
Exhibit           Regulation S-K          Numbered
Number            Exhibit No.             Description                      Page
------            -----------             -----------                      ----
1                 4                       Pooling and Servicing            5
                                          Agreement


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